CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Net income	$ 3,474,017	$ 4,488,757	$ 9,953,708
Other comprehensive income
Foreign currency translation adjustment	1,252,841	840,945	1,410,560
Comprehensive income	4,726,858	5,329,702	11,364,268
Less/(Add): Comprehensive (loss)/income attributable to non-controlling interests	0	(16,728)	5,180
Comprehensive income attributable to TODA	$ 4,726,858	$ 5,346,430	$ 11,359,088